EXHIBIT 99

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

FICO SCORE                                                          COLLATERAL CUTS FOR SUBPRIME POOL
----------

-----------------------------------------------------------------------------------------------------------------------------------
FICO                           Total Balance         LTV       Adjusted Balance[1]                WA CLTV      WA DTI      WA FICO
                          Amount              %                Amount                  %[2]
-----------------------------------------------------------------------------------------------------------------------------------
FICO NA            $     892,282          0.16%    > 65.0      $    892,282           0.16%        80.21       40.80            -
0 - 499.99         $     373,518          0.07%    > 65.0      $    373,518           0.07%        77.42       39.21          486
500 - 549.99       $  97,195,006         17.39%    > 70.0      $ 68,919,742          12.33%        74.00       42.22          529
550 - 574.99       $  84,598,480         15.13%    > 70.0      $ 62,660,309          11.21%        76.02       41.02          562
575 - 599.99       $  93,217,115         16.68%    > 70.0      $ 79,144,860          14.16%        79.18       39.77          587
600 - 619.99       $  84,767,064         15.16%    > 70.0      $ 68,857,325          12.32%        78.30       39.71          609
620 - 649.99       $ 106,257,623         19.01%    > 80.0      $ 32,563,160           5.83%        78.37       39.65          634
650 - 679.99       $  51,680,465          9.25%    > 80.0      $ 13,883,465           2.48%        78.33       40.01          663
680 - 699.99       $  14,944,578          2.67%    > 85.0      $  1,415,935           0.25%        75.47       38.23          689
700 - 749.99       $  18,601,989          3.33%    > 85.0      $  3,908,245           0.70%        77.82       38.08          719
750 - 799.99       $   6,137,647          1.10%    > 85.0      $  1,241,877           0.22%        72.59       34.62          769
800 +              $     336,219          0.06%    > 85.0                             0.00%        60.27       38.03          805

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL              $ 559,001,986        100.00%               $ 333,860,718          59.72%        77.21      40.22           602
-----------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
-----------------------------------------------------------------------------
FICO               % SFD/PUD     % Owner Occ.    % Full Doc    % Cashout Refi

-----------------------------------------------------------------------------
FICO NA                96.1          100.0           72.5              4.2
0 - 499.99            100.0          100.0          100.0            100.0
500 - 549.99           91.3           96.7           90.9             75.9
550 - 574.99           87.9           96.4           80.5             76.8
575 - 599.99           89.2           96.8           81.2             67.2
600 - 619.99           86.3           94.3           71.7             63.8
620 - 649.99           88.4           94.6           69.0             53.5
650 - 679.99           85.1           92.9           65.1             50.7
680 - 699.99           88.6           86.6           57.6             51.6
700 - 749.99           90.8           92.8           70.1             42.8
750 - 799.99           88.3           90.9           72.1             38.4
800 +                  72.5          100.0          100.0                -

-----------------------------------------------------------------------------
TOTAL                  88.4           95.1           76.5             63.9
-----------------------------------------------------------------------------

FICO: AVERAGE    602              MIN:   466                 MAX:   809
            --------                  ------                     ------



DEBT TO INCOME (DTI) RATIO
--------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DTI                            Total Balance         FICO      Adjusted Balance[1]                WA CLTV      WA DTI      WA FICO
                          Amount              %                Amount                  %[2]
-----------------------------------------------------------------------------------------------------------------------------------
<= 20              $  22,506,641          4.03%     < 550       $   2,906,521         0.52%         73.42       16.75        617
20.001 - 25.00     $  27,059,732          4.84%     < 550       $   2,950,788         0.53%         74.15       23.34        610
25.001 - 30.00     $  45,114,770          8.07%     < 575       $  12,467,525         2.23%         75.88       28.22        607
30.001 - 35.00     $  66,593,917         11.91%     < 575       $  20,577,339         3.68%         75.66       33.06        603
35.001 - 40.00     $  93,359,184         16.70%     < 600       $  46,854,297         8.38%         77.52       38.08        602
40.001 - 45.00     $ 110,652,411         19.79%     < 625       $  69,478,006        12.43%         78.03       43.06        609
45.001 - 50.00     $ 131,103,942         23.45%     < 650       $ 113,127,901        20.24%         79.01       48.20        597
50.001 - 55.00     $  57,941,362         10.37%     < 675       $  55,246,170         9.88%         77.50       52.62        586
55+                $   4,670,027          0.84%     < 700       $   4,670,027         0.84%         75.24       55.48        575
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL              $ 559,001,986        100.00%                 $ 328,278,574        58.73%         77.21       40.22        602
-----------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
------------------------------------------------------------------------------
DTI               % SFD/PUD     % Owner Occ.    % Full Doc    % Cashout Refi

------------------------------------------------------------------------------
<= 20               88.6            90.5            81.0            67.7
20.001 - 25.00      90.3            94.9            75.1            66.3
25.001 - 30.00      90.3            94.7            77.7            59.3
30.001 - 35.00      89.1            95.1            73.2            67.1
35.001 - 40.00      87.7            95.6            72.3            61.4
40.001 - 45.00      87.6            95.7            73.1            61.2
45.001 - 50.00      89.3            95.4            80.2            60.7
50.001 - 55.00      88.2            94.5            80.0            74.6
55+                 82.4            95.5            87.6            80.0
------------------------------------------------------------------------------
TOTAL               88.4            95.1            76.5            63.9
------------------------------------------------------------------------------
DTI:  AVERAGE   40.22            MIN:    2.00               MAX:   59.00
             --------                  ------                     ------



COMBINED LOAN TO VALUE (LTV) RATIO
----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LTV                            Total Balance         DTI      Adjusted Balance[1]               WA CLTV      WA DTI      WA FICO
                          Amount             %                Amount                 %[2]
-----------------------------------------------------------------------------------------------------------------------------------
lesser than 60.00   $  42,452,185        7.59%      > 50      $  3,653,896.00       0.65%         49.02       36.83        606
60.01 - 70.00       $  74,420,707       13.31%      > 50      $  9,722,889.00       1.74%         66.64       40.04        589
70.01 - 80.00       $ 279,798,281       50.05%      > 50      $ 32,528,870.00       5.82%         78.13       40.15        602
80.01 - 85.00       $  70,396,672       12.59%      > 50      $ 10,846,021.00       1.94%         84.42       41.38        599
85.01 - 90.00       $  80,382,909       14.38%      > 50      $  5,660,700.00       1.01%         89.65       41.34        607
90.01 - 95.00       $   8,296,947        1.48%      > 50                            0.00%         94.44       40.13        650
95.01 - 100.00      $   3,237,035        0.58%      > 50      $    199,011.00       0.04%         99.53       42.87        639
100+                $      17,249        0.00%      > 50                            0.00%        100.02       49.00        620
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL               $ 559,001,985      100.00%                $ 62,611,387.00      11.20%         77.21       40.22        602
-----------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
--------------------------------------------------------------------------------
LTV                % SFD/PUD    % Owner Occ.    % Full Doc    % Cashout Refi

--------------------------------------------------------------------------------
lesser than 60.00      85.7          93.6            71.2          81.5
60.01 - 70.00          83.6          86.6            69.2          76.3
70.01 - 80.00          89.8          95.3            73.8          59.7
80.01 - 85.00          89.7          99.6            73.2          67.4
85.01 - 90.00          88.6          98.5            96.6          58.3
90.01 - 95.00          86.9         100.0            95.9          48.5
95.01 - 100.00         90.2         100.0            65.9           5.2
100+                  100.0         100.0           100.0             -
--------------------------------------------------------------------------------
TOTAL                  88.4          95.1            76.5          63.9
--------------------------------------------------------------------------------
LTV:  AVERAGE   77.21           MIN:     7.75              MAX:   100.02
             --------                  ------                     ------


[1]   Balance of the collateral cut combined with second qualifier, i.e. (LTV),
FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2]   Percent of the Aggregate Principal Balance.



PRINCIPAL BALANCE
-----------------

------------------------------------------------------------------------------------------------------------------------------------
Scheduled
Principal            Total Balance            WA FICO    WA CLTV     WA DTI       % SFD/PUD    % Owner Occ.  % Cashout   % Full Doc
Balance           Amount                %
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K          $  27,994,727     5.01%       599       70.39       34.47          89.3          84.9           62.4       80.2
$51 - $200K       $ 334,145,087    59.78%       600       76.83       39.40          89.4          95.1           62.7       80.2
$200.1 - $300K    $ 120,803,832    21.61%       601       78.94       41.94          85.2          96.4           68.2       72.5
$300.1 - $400K    $  51,314,639     9.18%       608       78.09       43.44          87.6          98.1           56.5       65.6
$400.1 - $500K    $  19,666,140     3.52%       611       80.06       42.44          90.1          92.6           74.6       59.8
$500.1 - $600K    $   5,077,560     0.91%       617       78.26       44.71         100.0         100.0           79.2       77.0
$600.1 - $700K                      0.00%
$700.1 - $800K                      0.00%
$800.1 - $900K                      0.00%
$900.1 - $1000K                     0.00%
>$1000K                             0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL             $ 559,001,985   100.00%       602       77.21       40.22          88.4          95.1           63.9       76.5
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE:  AVERAGE    $123,318       MIN:   $ 11,881              MAX:   $ 598,126
                           ------------           -----------                  ------------



DOCUMENTATION TYPE
------------------

-------------------------------------------------------------------------------------------------------------------------------
Doc Type             Total Balance            WA FICO     WA CLTV      WA DTI      % SFD/PUD     % Owner Occ.    % Cashout
                  Amount                 %
-------------------------------------------------------------------------------------------------------------------------------
Full Doc          $ 427,393,432     76.46%      596        77.86        40.43         88.9           95.8            64.8
Stated Doc        $ 127,164,246     22.75%      620        75.16        39.40         87.0           93.0            60.1
Limited Doc       $   4,444,308      0.80%      608        72.94        43.54         82.7           91.5            81.2
NINA                                 0.00%
Other                                0.00%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL             $ 559,001,986    100.00%      602        77.21        40.22         88.4           95.1            63.9
-------------------------------------------------------------------------------------------------------------------------------



PROPERTY TYPE
-------------

-----------------------------------------------------------------------------------------------------------------------------------
Property Type
                           Total Balance             WA FICO      WA CLTV      WA DTI     % Owner Occ.    % Cashout    % Full Doc
                      Amount                  %
-----------------------------------------------------------------------------------------------------------------------------------

Single Family         $ 494,423,973      88.45%       601          77.36        40.18         96.3           64.0         76.9
PUD                                       0.00%
Townhouse                                 0.00%
2 - 4 Family          $  35,558,227       6.36%       610          74.33        40.38         79.7           68.7         69.0
Condo                 $  27,589,659       4.94%       602          78.52        41.08         93.3           54.5         78.1
Manufactured          $   1,430,127       0.26%       583          70.92        36.36         93.2           67.5         84.9
Other                                     0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 $ 559,001,986     100.00%       602          77.21        40.22         95.1           63.9         76.5
------------------------------------------------------------------------------------------------------------------------------------



LOAN PURPOSE
------------

-----------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                    Total Balance             WA. FICO         WA. CLTV       WA DTI       % SFD/ PUD       % Owner Occ
                          Amount                  %
-----------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                            0.00%
Refinance - Cashout       $ 356,944,073       63.85%        593             75.73         40.29           88.7             94.8
Purchase                  $ 102,790,936       18.39%        621             81.96         40.82           85.1             94.9
Refinance - Rate Term     $  99,266,977       17.76%        613             77.61         39.38           91.1             96.4
Other                                         0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                     $ 559,001,986     100.00%         602             77.21         40.22           88.4             95.1
-----------------------------------------------------------------------------------------------------------------------------------



LIEN STATUS
-----------

-----------------------------------------------------------------------------------------------------------------------------------
Lien Status              Total Balance            WA. FICO      WA. CLTV       WA DTI   % SFD/PUD      % Owner Occ    % Cashout Refi
                   Amount                  %
-----------------------------------------------------------------------------------------------------------------------------------
First Lien       $ 554,580,246         99.21%        601          77.08         40.21      88.4             95.1          64.1
Second Lien      $   4,421,740          0.79%        640          93.40         42.04      88.7             99.3          31.1
Third Lien                              0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL            $ 559,001,986        100.00%        602          77.21         40.22      88.4             95.1          63.9
-----------------------------------------------------------------------------------------------------------------------------------



OCCUPANCY STATUS
----------------

-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type             Total Balance         WA. FICO      WA. CLTV       WA DTI   % SFD/PUD      % Owner Occ    % Cashout Refi
                    Amount                 %
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence   $ 531,686,949     95.11%        601          77.48         40.29      89.6           100.0         63.6
Second Home         $   3,249,842      0.58%        607          68.51         42.71      65.9             -           83.7
Investment          $  13,974,814      2.50%        622          73.70         39.56      58.0             -           63.9
Non-owner           $  10,090,381      1.81%        620          70.28         36.58      78.1             -           68.2
Other                                  0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL               $ 559,001,986    100.00%        602          77.21         40.22      88.4            95.1         63.9
-----------------------------------------------------------------------------------------------------------------------------------



SECTION 32 LOANS
----------------

-----------------------------------------------------------------------------------------------------------------------------------
                           Total Balance         WA. FICO      WA. CLTV       WA DTI   % SFD/PUD      % Owner Occ      % Cashout
                    Amount                 %
-----------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans    $       -          0.00%
-----------------------------------------------------------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------------------------------------------------------